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                                                                    EXHIBIT 23.1


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this amendment number one to the registration statement of our report dated February 17, 2000 included in Cephalon, Inc.'s Form 10-K for the year ended December 31, 1999 and to all references to our Firm include in this registration statement.

                                                     /s/ Arthur Andersen LLP



Philadelphia, Pennsylvania
September 6, 2000